Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b)
OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, William A. Zartler, Chairman and Chief Executive Officer of Solaris Oilfield Infrastructure, Inc. (the “Company”), hereby certify, to my knowledge, that:

(1)the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 27, 2023	/s/ William A. Zartler
William A. Zartler
Chairman and Chief Executive Officer